CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
Revenue, Net	$ 1,292,479	$ 237,980
Cost Of Revenue	(1,287,084)	(233,757)
Gross Profit	5,395	4,223
Operating Expenses:
General And Administrative Expenses	(250,680)	(4,111,983)
Legal And Professional Fee	(44,729)	(64,013)
Total Operating Expenses	(295,409)	(4,175,996)
Loss From Operations	(290,014)	(4,171,773)
Other Income (expense):
Government Subsidy	6,419	23,853
Interest Income	2	1
Interest Expense	(4,170)	(1,028)
Total Other Income	2,251	22,826
Loss Before Income Taxes	(287,763)	(4,148,947)
Income Tax Expense	0	0
Net Loss	(287,763)	(4,148,947)
Other Comprehensive Income (loss) :
Foreign Currency Translation Adjustments	612	(331)
Comprehensive Loss	$ (287,151)	$ (4,149,278)
Net Loss Per Share
Basic And Diluted	$ (0.00)	$ (0.03)
Weighted Average Shares Outstanding
Basic And Diluted	219,614,098	165,747,163